UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On December 5, 2022, Northern Technologies International Corporation filed a definitive proxy statement with the Securities and Exchange Commission, or SEC, relating to its 2023 Annual Meeting of Stockholders to be held on Friday, January 20, 2023. Northern Technologies International Corporation is providing this supplement to the proxy statement solely to make certain corrections to the text of the proposed Charter Amendment presented in Proposal Four—Approval of Amendment to our Restated Certificate of Incorporation and attached as Appendix A to the proxy statement. Except as described below, this supplement to the proxy statement does not modify, amend, supplement, or otherwise affect the proxy statement. This supplement should be read in conjunction with the proxy statement. From and after the date of this supplement, any references to the “proxy statement” are to the proxy statement as supplemented hereby.

If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. If you would like to change or revoke your prior vote on any proposal, please refer to the proxy statement for instructions on how to do so.

Revised Text of the Proxy Statement

The disclosure under the subheading “Text of Proposed Charter Amendment” under “Proposal Four— Approval of Amendment to our Restated Certificate of Incorporation” beginning on page 26 of the proxy statement is replaced in its entirety with the following (revised text is in bold and underlined):

Text of Proposed Charter Amendment

Our Certificate of Incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. To ensure NTIC is able to attract and retain key officers and in an effort to reduce litigation costs associated with frivolous lawsuits, we propose to amend Article IX of our Certification of Incorporation so that it would state in its entirety as follows:

“No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director or officer as a director or officer, respectively, except to the extent provided by applicable law (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the General Corporation Law of Delaware, in the case of directors only, (iv) for any transaction from which such director or officer derived an improper personal benefit, or (v) for any action by or in the right of the Corporation, in the case of officers only. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware as so amended. No amendment to or repeal of this Article IX shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal.”

The proposed Certificate of Amendment to the Restated Certificate of Incorporation (referred to in this Proposal 4 as the “Certificate of Amendment”) reflecting the foregoing Charter Amendment is attached as Appendix A to this proxy statement.

Revised Text of Appendix A to the Proxy Statement

The proposed text of the third paragraph of the Certificate of Amendment to Restated Certificate of Incorporation of Northern Technologies International Corporation attached as Appendix A to the proxy statement is replaced in its entirety with the following (revised text is in bold and underlined):

THIRD: The text of Article IX of the Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

ARTICLE IX.

No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director or officer as a director or officer, respectively, except to the extent provided by applicable law (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the General Corporation Law of Delaware, in the case of directors only, (iv) for any transaction from which such director or officer derived an improper personal benefit, or (v) for any action by or in the right of the Corporation, in the case of officers only. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware as so amended. No amendment to or repeal of this Article IX shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal.

The full text of the Charter Amendment incorporating the changes above, which replaces the Charter Amendment attached as Appendix A to the proxy statement, is attached hereto as Appendix A.

By Order of the Board of Directors,

/s/ Richard J. Nigon
Richard J. Nigon
Chairman of the Board

December 20, 2022
Circle Pines, Minnesota

APPENDIX A

CERTIFICATE OF AMENDMENT TO

RESTATED CERTIFICATE OF INCORPORATION

OF

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

Northern Technologies International Corporation (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The present name of the corporation is Northern Technologies International Corporation and the date of filing the original Certificate of Incorporation of the corporation with the Secretary of State of the State of Delaware was October 12, 1977 under the name Northern Instruments Corporation.

SECOND: This Certificate of Amendment to Restated Certificate of Incorporation was duly adopted by the Board of Directors and the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code.

THIRD: The text of Article IX of the Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

ARTICLE IX.

No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director or officer as a director or officer, respectively, except to the extent provided by applicable law (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the General Corporation Law of Delaware, in the case of directors only, (iv) for any transaction from which such director or officer derived an improper personal benefit, or (v) for any action by or in the right of the Corporation, in the case of officers only. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware as so amended. No amendment to or repeal of this Article IX shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Restated Certificate of Incorporation to be executed this __ day of _________, 20__, in its name and on its behalf by its Chief Financial Officer and Corporate Secretary pursuant to Section 103 of the General Corporation Law of the State of Delaware.

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

Matthew C. Wolsfeld
Chief Financial Officer and Corporate Secretary